Lord Abbett  Global Fund

             Income Series   Equity Series

                       SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                [GRAPHIC OMITTED]

                                         Two globally diversified portfolios
                                         to help you achieve your goals

                                     [LOGO]

Report to Shareholders
For the Six Months Ended June 30, 1999

[PHOTO]
Robert S. Dow
Chairman
July 21, 1999

Table of Contents

Global Fund - Income Series
----------------------------------------
About the Global Fund                  1
  --Income Series
Statement of Net Assets                2

Global Fund - Equity Series
----------------------------------------
About the Global Fund                  4
  - Equity Series
Statement of Net Assets                5

Global Fund - Income and Equity Series
----------------------------------------
Statements of Operations               7
Statements of Changes in               8
  Net Assets
Financial Highlights                   9
Notes to Financial Statements         11


Lord Abbett Global Fund - Income Series and Lord Abbett Global Fund - Equity Series completed the first half of their fiscal years on June 30, 1999. Below is an overview of the class-specific data pertaining to each Fund as of the close of the period.

                               Global Fund - Income Series        Global Fund - Equity Series
                    --------------------------------------------------------------------------
                               Six Months Ended June 30, 1999   Six Months Ended June 30, 1999
                    --------------------------------------------------------------------------
                     Class A   Class B   Class     C Class P**  Class A    Class B     Class C

Net asset value      $7.53     $7.53     $7.54     $7.54        $12.03     $11.87     $11.89

Total return*         -7.98%    -8.30%    -8.18%    -3.78%       -2.12%    -2.55%      -2.54%


European economies showed renewed growth in the first half of the year amid rising global interest rates. However, interest rates in Europe did not rise as much as those in the U.S., reflecting the fact that European economies have not grown as aggressively. While European bonds outperformed U.S. bonds for the most part, the euro (the common European currency) fell to an all-time low during the period as investors became increasingly concerned about economic conditions, the Kosovo conflict, and a lack of leadership in the European community. Meanwhile, Japan's economy showed signs of improvement following a series of economic initiatives, including tax-cuts and banking reforms.

About the Income Series

Relative to the J.P. Morgan Government Bond Index (1) we remained moderately over- weighted in European bonds with a continued focus on Greek government bonds. During the period, Greece received a credit rating upgrade as it continued to make progress on reducing its fiscal deficit and inflation. Exposure to the euro, which came under pressure during the period, negatively affected Fund performance. With 87% of the portfolio invested in AAA securities, the overall credit of the portfolio remained at the high end of the quality spectrum. Given the increase in U.S. interest rates, we expect domestic growth to slow to more moderate and sustainable levels during the second half of 1999. Should rates continue to rise, we would expect to increase investments in U.S. bonds, which in our opinion would provide attractive yields relative to many international bond investments. We expect that European economies will continue to improve due to the stable interest rate environment, economic reforms, and stronger growth in the German economy. As such, we anticipate a better climate for euro-denominated bond investments, and we are working to position the Fund to benefit should such an improvement occur. Since economic conditions in Japan are still uncertain, we currently remain on the sidelines with respect to investing in Japanese bonds.

About the Equity Series

Overall, the portfolio remained overweighted in European companies and underweighted in investments in Japan and the U.S. This strategy affected performance somewhat, as the European markets did not perform as strongly as the U.S. market. Throughout the quarter we continued to add shares of European companies, particularly industrial ones, because we believe they offer the best combination of value and growth due to their substantial cost-cutting efforts and productivity enhancements. We also continued to limit Japanese holdings, due to our concern that Japanese companies are not showing enough corporate earnings growth to support long-term economic expansion. We believe that an expected European economic growth rate of approximately 2% and significant corporate restructuring programs will create an attractive environment for many European companies. Therefore, we expect to continue to emphasize our European holdings. Although Japan has recovered somewhat from its recent financial crisis, its economy remains lackluster. As such, we will remain cautious when evaluating opportunities in Japan. Thank you for including Lord Abbett Global Fund in your investment portfolio. We remain committed to helping you achieve your long-term financial goals, and look forward to maintaining our relationship with you in the coming years.

* Total return, which is not annualized, is the percent change in net asset value, assuming the reinvestment of all distributions.

**   The  inception  date for  Global  Fund - Income  Series  Class P Shares was
     3/4/99.

(1) The J. P. Morgan Government Bond Index is the most widely used benchmark for measuring performance and for quantifying risk across international fixed-income markets. It includes only traded issues available to international investors. The Index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

                     About Lord Abbett Global Fund - Income Series

Global  Diversification

Our research team seeks to identify the best value in relation to risk by analyzing economic factors and interest-rate trends in the world's major bond markets. Investing in many bond markets, versus investing only in the U.S., has the potential to increase returns and reduce risk. The returns below are not the returns of Global Fund-Income Series.

                               A Comparison of 10-Year U. S. and Global Government Bonds, After Currency Translations

                                                                                                                       6 Months
                                        1990      1991      1992    1993     1994    1995     1996     1997   1998     Ended 6/30/99

U. S. Treasuries (1)                     8.65%   15.20%     7.21%   10.63%   (3.35%) 18.45%    2.61%   9.62%  12.76%  (6.36%)

J. P. Morgan Government Bond Index (2)  11.77%   15.44%     4.55%   12.27%    1.28%  19.31%    4.40%   1.40%  15.31%   7.19%

Past performance does not indicate future results.

All figures indicate percentage total returns in U. S. dollars; () signify negative return.

(1) U. S. Treasury bills and government bonds are guaranteed as to the timely payment of interest, and if held to maturity, provide a guaranteed return of principal. Source: Bloomberg, LP.

(2) The J. P. Morgan Government Bond Index is the most widely used benchmark for measuring performance and quantifying risk across international fixed-income bond markets. It includes only traded issues available to international investors. Investors cannot invest directly in an unmanaged index such as The J. P. Morgan Government Bond Index. Source: J. P. Morgan Securities.

Where in the World Can You Find Higher Yields?

A portfolio  that includes  high-quality  foreign bonds has the  opportunity  to search for higher yields around the globe. As shown below, yields on high-quality bonds vary from country to country. This data does not represent Global Fund -Income Series performance, nor is there a guarantee that the portfolio will include holdings from all the countries listed below.


                         As of 6/30/98      As of 6/30/99                                        As of 6/30/98      As of 6/30/99

United States               5.45%             5.78%                  Italy                           5.01%             4.81%

Australia                   5.60%             6.29%                  Japan                           1.35%             1.85%

Canada                      5.36%             5.47%                  New Zealand                     6.34%             6.63%

Denmark                     4.89%             4.94%                  South Africa                   15.15%            15.19%

France                      4.78%             4.61%                  Spain                           4.94%             4.76%

Germany                     4.71%             4.51%                  Sweden                          4.94%             5.04%

Greece                      7.62%             6.13%                  United Kingdom                  5.85%             5.06%

Past performance does not indicate futureresults.
Semi-annual yields to maturity on 10-year government benchmark bond yields.
Source: Bloomberg, LP (as of June 30, 1999).

Diversification in High-Quality

Global Bonds In seeking its goal of high income with reasonable risk, the Global Fund - Income Series focuses on quality. Using global diversification, the Global Fund - Income Series attempts to reduce risk while striving to capture high interest rates from quality bonds around the world (see the portfolio of investments in securities on page 2). The geographic data illustrated below does not include cash and short-term investments.

High-Quality
Portfolio Holdings:
AAA      87.0%
A        10.7%
BBB       2.3%


[GRAPHIC OMITTED]

Canada 3.7%
US 28.0%
Columbia 0.8%
Denmark 1.1%
Netherlands 4.2%
UK 16.9%
France 5.2%
Germany 29.0%
Tunisia 1.0%
Italy 1.3%
Greece 7.3%
Australia 1.0%
New Zealand 1.0%

Data as of 6/30/99. The Global Fund-Income Series' portfolio is actively managed and its holdings are subject to change.

A Note About Year 2000 Matters

As you may know, there has been extensive media coverage about possible problems that may arise as a result of uncertainties about the ability of computers to "understand" dates using the year 2000. Potentially, these problems could disrupt the services and systems that the Fund relies on in its daily operations.

As a general matter, we believe the financial industry has taken a leadership role addressing year 2000 (Y2K) issues and this should help to inspire confidence among concerned investors. More specifically, Lord Abbett, Lord Abbett Distributor LLC and the Fund's transfer agent, custodian and other providers of services critical to the Fund have been actively working on reviewing and replacing or updating computer systems and computer-to-computer interfaces, as needed. Each has completed or is in the process of testing new or revised systems and interfaces and generally expects that their systems, as well as those of their key external service providers, will be ready to handle Y2K without significant problems. Furthermore, the Fund has been routinely taking each company's Y2K preparations into account when considering or reviewing investments.

In summary, while the Y2K problem is unprecedented and we cannot completely eliminate the possibility that the Fund could be affected in some way, we are confident that all parties involved are taking appropriate steps to resolve Y2K concerns.

Important Information

Prior to July 15, 1996, the Income Series had only one class of shares, which is now designated as Class A shares. The investment return and principal value of a Fund investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Foreign investment risk factors include less regulation and the potential for less liquidity and more volatility than U.S. markets; currency fluctuation; potentially less publicly available information about companies, banks and governments than for U.S. counterparts; lack of uniform accounting standards among countries, impairing comparisons; potentially higher transaction costs and different securities settlement and trading practices. Each Series of the Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 9/30/99, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                               Statement of Net Assets
                               INCOME SERIES June 30, 1999

                                                                                                            Principal
                                                                                                            Amount In
                                                                                         Rating: S& P  Local Currency
                               Investments                                                or Moody's             (000)        Value
------------------------------------------------------------------------------------------------------------------------------------
Investments in Securities 97. 50%
------------------------------------------------------------------------------------------------------------------------------------
Foreign 65.47%
------------------------------------------------------------------------------------------------------------------------------------
Canada 3.62%                   Government of Canada 5 1/4% due 9/1/2003                         AAA      $     3,000   $   2,039,157

                               Government of Canada 9% due 6/1/2025                             AAA            1,800       1,776,547
                               Total                                                                                       3,815,704
-----------------------------------------------------------------------------------------------------------------------=============
Chile .91%                     Codelco Inc. 7 3/8% due 5/1/2009 **                                A            1,000         952,500
-----------------------------------------------------------------------------------------------------------------------=============
Columbia .78%                  Republic of Colombia 9 3/4% due 4/23/2009                        BBB            1,000         825,600
-----------------------------------------------------------------------------------------------------------------------=============
Denmark 1. 04%                 Kingdom of Denmark 8% due 11/15/2001                             AAA            7,170       1,093,091
-----------------------------------------------------------------------------------------------------------------------=============
Germany 26.85%                 Bundesobligation 5% due 8/20/2001                                AAA            3,375       3,614,178

                               Deutschland Republic 6% due 1/5/2006                             AAA            4,850       5,508,019

                               Deutschland Republic 6 1/4% due 1/4/2024                         AAA            3,700       4,277,399

                               Deutschland Republic 7 3/8% due 1/3/2005                         AAA            4,661       5,588,443

                               Hypothekenbk in Essen 4% due 1/19/2009                           AAA            3,000       2,921,014

                               Treuhandanstalt 7 1/2% due 9/9/2004                              AAA            5,317       6,370,921
                               Total                                                                                      28,279,974
-----------------------------------------------------------------------------------------------------------------------=============
Greece 8.02%                   Hellenic Republic 6 1/2% due 1/11/2014 *                           A        2,050,000       6,630,131

                               Hellenic Republic 8.60% due 3/26/2008                              A          493,000       1,812,169
                               Total                                                                                       8,442,300
-----------------------------------------------------------------------------------------------------------------------=============

                                   Statement of Net Assets
                                   INCOME SERIES June 30, 1999

                                                                                                          Principal
                                                                                                         Amount In
                                                                                      Rating: S& P   Local Currency
                                   Investments                                         or Moody's              (000)       Value
---------------------------------------------------------------------------------------------------------------------------------
Israel 1. 50%                      Israel Electric Corp. Ltd. 7 3 /4% due 3/1/2009 ++     A       $      1,600   $    1,576,000
-----------------------------------------------------------------------------------------------------------------===============
Italy 1. 22%                       Republic of Italy 5% due 2/15/2003                   AAA              1,200        1,286,215
-----------------------------------------------------------------------------------------------------------------===============
Netherlands 5.86%                  Bk Nederlandse Gemeenten 6 1/2% due 11/4/2008        AAA              3,200        1,892,378

                                   Government of Netherlands 9 1/4% due 11/30/2000      AAA              1,653        1,851,411

                                   Netherlands Government 5 1/4% due 7/15/2008          AAA              2,250        2,432,368
                                   Total                                                                              6,176,157
-----------------------------------------------------------------------------------------------------------------===============
New Zealand .58%                   Government of New Zealand 8% due 11/15/2006          AAA              1,050          607,988
-----------------------------------------------------------------------------------------------------------------===============
Sweden 2.06%                       Swedish Government 10 1/4% due 5/5/2003              AAA             15,300        2,171,275
-----------------------------------------------------------------------------------------------------------------===============
Tunisia .91%                       Banque Centrale De Tunisie 7 1/2% due 9/19/2007      BBB              1,000          962,500
-----------------------------------------------------------------------------------------------------------------===============
United Kingdom 12.12%              Glaxo Wellcome plc 8 3/4% due 12/1/2005               AA                800        1,426,214

                                   United Kingdom Treasury 7% due 6/7/2002              AAA              2,000        3,287,718

                                   United Kingdom Treasury 10% due 9/8/2003             AAA              4,390        8,053,162
                                   Total                                                                             12,767,094
-----------------------------------------------------------------------------------------------------------------===============
                                   Total Investments in Foreign Securities
                                    (Cost $75,913,761)                                                               68,956,398
================================================================================================================================
United States 32.03%

                                   FHLMC 5 3 /4% due 3/15/2009                          AAA              2,000        1,900,000

                                   FNMA 6 7 /8% due 6/7/2002                            AAA              3,050        4,922,349

                                   FGLMC 7% due 7/14/2029*                              AAA             16,000       15,920,000

                                   Household Finance Corp. 5 1/8% due 6/24/2009         AAA              3,000        3,040,034

                                   U. S. Treasury Notes 6 1/8% due 11/15/2027 +         AAA              8,000        7,946,248
                                   Total Investments in United States Securities
                                    (Cost $34,377, 059)                                                              33,728,631
                                  -------------------------------------------------------------------------------===============
                                   Total Investments in Securities (Cost $110,290,820)                              102,685,029
================================================================================================================================
Other Assets, Less Liabilities 2.5%
================================================================================================================================
Short-term Investments             American General Finance Corp. 5.7% due 7/1/1999                      4,740        4,740,000

                                   FHLB Discount Note 4.47% due 7/1/1999                                 6,820        6,820,000

                                   Prudential Funding Corp. 5 5 /8% due 7/1/1999                         4,740        4,740,000
                                   Total Short-term Investments (Cost $16,300,000)                                   16,300,000
                                  -------------------------------------------------------------------------------===============
                                   Other (See Note 5)                                                                15,032,171
                                  -------------------------------------------------------------------------------===============
Cash                                                                                                                     38,914
-----------------------------------------------------------------------------------------------------------------===============
Receivable for:                    Securities sold                                                                   25,406,505

                                   Interest                                                                           2,424,240

                                   Capital stock sold                                                                   126,885
                                   Total Other Assets                                                                59,328,715
-----------------------------------------------------------------------------------------------------------------===============
Payable for:                       Securities purchased                                                              40,663,423

                                   Collateral on securities loaned                                                   15,032,171

                                   Dividends                                                                            405,712

                                   Capital stock reacquired                                                             257,655

                                   Unrealized depreciation on forward currency contracts                                 61,459

                                   Other                                                                                278,935

                                   Total Liabilities                                                                 56,699,355
-----------------------------------------------------------------------------------------------------------------===============
                                   Total Other Assets, Less Liabilities                                               2,629,360
================================================================================================================================
Net Assets 100.00%                                                                                                 $105,314,389
-----------------------------------------------------------------------------------------------------------------===============
        Class A Shares- Net asset value ($ 100,054,435 ~ 13,285,531 shares outstanding)                                   $7.53
        Maximum offering price (net asset value plus sales charge of 4.75% of the offering price)                         $7.91
        Class B Shares- Net asset value ($ 1,754,875 ~ 232,975 shares outstanding)                                        $7.53
        Class C Shares- Net asset value ($ 3,346,071 ~ 444,021 shares outstanding)                                        $7.54
        Class P Shares- Net asset value ($ 159,008 ~ 21,079 shares outstanding)                                           $7.54

       *To be announced.    + Securities (or a portion of securities) on loan. See Note 5. ++ Restricted security under Rule 144A.

        See Notes to Financial Statements.

                  About Lord Abbett Global Fund- Equity Series

Why Invest Internationally?

International investors have a larger choice of exceptional companies to choose from than investors who concentrate solely on U.S.-based companies.

Percent of the World's Market Capitalizations

[GRAPHIC OMITTED]

52% Based in the U.S.
48% Based outside the U.S.

Source: Morgan Stanley Capital International World Index. Data as of 6/30/99, based on market capitalization.

Managed to Participate in Global Growth

Portfolio diversification positions the Global Fund -Equity Series to participate in global opportunities. Ten countries were represented in the Global Fund - Equity Series at period end (see the portfolio of investments in securities on page 5). The geographic data illustrated below does not include cash and short-term investments.

[GRAPHIC OMITTED]

Canada 3.2%
US 35.7%
Sweden 3.0%
Switzerland 4.3%
Netherlands 6.3%
UK 9.6%
France 10.2%
Germany 9.3%
Japan 11.9%
Australia 1.7%


Data as of 6/30/99. The Global Fund - Equity Series portfolio is actively managed and its holdings are subject to change.

                                   Statement of Net Assets
                                   EQUITY SERIES June 30, 1999

                   Investments                                                                              Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
Investments in Securities 95.27%
------------------------------------------------------------------------------------------------------------------------------------
Foreign 59.55%
------------------------------------------------------------------------------------------------------------------------------------
Australia 1. 69%  *Novogen Limited- Biotechnology company specializing in plant
                   sterol-based OTC and eventually ethical pharmaceutical products                          600,000    $  1,186,277
-----------------------------------------------------------------------------------------------------------------------=============
Canada 3.19%      *Ballard Power Systems Inc.- Designs, manufactures and develops methanol-or hydrogen-based fuel cells that are the only
                   true zero emission power source for vehicles                                              70,000       2,239,580
-----------------------------------------------------------------------------------------------------------------------=============
France 10.17%      Alcatel- Develops, produces and distributes telecommunications equipment, cables, software and offers turnkey
                   telecommunication solutions                                                               15,000       2,118,139

                   AX-UAP- One of Europe's largest financial organizations                                   12,000       1,468,576

                   Suez Lyonnaise des Eaux- Water and business services group                                10,000       1,809,340

                   Thomson-CSF- A major leader in aerospace systems and industrial
                   electronic products                                                                       50,000       1,743,132

                   Total                                                                                                  7,139,187
-----------------------------------------------------------------------------------------------------------------------=============
Germany 9.25%      Daimler-Chrysler Ag- World's 3rd largest manufacturer of cars and trucks                  17,000       1,477,266

                   Siemens Ag- Manufactures a wide range of industrial and consumer
                   electrical products                                                                       18,000       1,392,851

                   SAP Ag- World's fourth-largest software firm dominating the
                   global market for relational database management software tools                            5,000       1,696,580

                   Volkswagen Ag- European auto manufacturer                                                 30,000       1,927,274

                   Total                                                                                                  6,493,971
-----------------------------------------------------------------------------------------------------------------------=============
Japan 11. 92%      Bridgestone Corp.- Owns Firestone, making it one of the world's
                   top 3 tire manufacturers                                                                  22,000         664,354

                   Canon Inc.- Manufacturer of business machines, cameras and optical products               16,000         459,405

                   Citizen Watch Co.- One of the world's leading manufacturers of
                   watches and machine tools                                                                 29,000         251,237

                   East Japan Railway Co.- Japan's largest railway company                                       40         214,521

                   Fuji Photo Film Co.- Major manufacturer of photosensitive
                   materials and digital imaging equipment                                                   12,000         453,464

                   Honda Motor Co. Ltd.- Major automotive group, world's largest
                   manufacturer of motorcycles                                                               10,000         423,266

                   Ito-Yokado Co. Ltd.- Diversified retailing operations                                      6,000         400,989

                   Matsushita Electric Industrial Co. Ltd.- One of world's largest
                   manufacturer of electric and electronic products                                          23,000         445,956


                   Nichiei Co. Ltd.- Provides commercial/industrial loans to small/medium firms               3,900         341,088

                   Nippon Telephone & Telegraph Corp.- Holding company of Japan's largest
                   telecommunications group                                                                      65         756,186

                   Sankyo Co. Ltd.- Major pharmaceutical company in Japan                                    10,000         251,649

                   Secom Co. Ltd.- Leading security service provider in Japan                                 6,000         623,760

                   Shiseido Co. Ltd.- Japan's leading cosmetic manufacturer                                  25,000         374,174

                   Sony Corp.- Leading consumer electronics and entertainment company                         4,000         430,692

                   Sumitomo Electric Industries- Manufacturer of electric wire and
                   cables, optic fibers and communication related machinery and equipment                    41,000         465,477

                   Taisho Pharmaceuticals Co. Ltd.- Largest OTC drug manufacturer in Japan                   13,000         429,042

                   Takefuji Corp.- Largest Japanese consumer finance firm                                     3,500         361,261

                   Terumo Corp.- Japan's largest maker of disposable medical supplies                        13,000         289,067

                   Tokyo Electric Power- Japan's largest electric power supplier                             15,000         316,212

                   Toyota Motor Corp.- One of the world's biggest automakers                                 13,000         410,807

                   Total                                                                                                  8,362,607
-----------------------------------------------------------------------------------------------------------------------=============
Netherlands 6.33%  Ahold (koninklijke) NV- Dominant Dutch food retail chain among the top 10 of
                   U. S. supermarket organizations                                                           34,305       1,185,317

                   ING Groep NV- Banking and insurance company                                               30,503       1,656,656

                   VNU NV- Diversified media company                                                         40,000       1,603,475

                   Total                                                                                                  4,445,448
-----------------------------------------------------------------------------------------------------------------------=============
Sweden 3.02%       Ericsson (L. M.) Series B- Leading supplier of telecommunications systems                 66,000       2,122,699
-----------------------------------------------------------------------------------------------------------------------=============
Switzerland 4.34%  UBS Ag- Major global commercial and investment bank                                        4,440       1,330,251

                   Zurich Allied Ag- Major European property & casualty insurer                               3,000       1,712,404

                   Total                                                                                                  3,042,655
-----------------------------------------------------------------------------------------------------------------------=============
United Kingdom   General Electric Company plc- Electronics group                                            245,000       2,481,407
 9.64%


                            Statement of Net Assets
                            EQUITY SERIES June 30, 1999

                                                                                                        Shares or
Investments                                                                                       Principal Amount          Value
----------------------------------------------------------------------------------------------------------------------------------
                        Jarvis plc- Specialist engineering and service company
                        focused on the installation of railway related track and signals                   250,000  $   1,177,284

                        NXT plc- Specializes in the development and licensing of
                        flat panel speaker technology                                                      420,000      3,104,244

                        Total                                                                                           6,762,935
                        ---------------------------------------------------------------------------------------------=============
                        Total Investments in Foreign Securities (Cost $39,965,517)                                     41,795,359
==================================================================================================================================
United States 35.72%
==================================================================================================================================
                        Allstate Corp.- Second largest provider of personal lines of
                        insurance in the U. S.                                                             30,000      1,076,250

                        American General Corp.- A leading provider of financial services, including life/health insurance, annuities, consumer credit and
                        mortgage financing                                                                  27,100      2,042,662

                        American Home Products Corp.- Producer of drugs, food housewares
                        medicine and medical products                                                       31,600      1,817,000

                        Cardinal Health Inc.- Provides complementary products and services to healthcare
                        and packaged providers and manufacturers                                            25,000      1,603,125

                        Ford Motor Co.- World's second largest producer of cars and trucks                  31,600      1,783,425

                        Heinz (H. J.) Co.- Domestic packaged foods producer                                 30,000      1,503,750

                        Intel Corp.- Leading producer of semi-conductor processing circuits                 36,100      2,147,950

                        Lilly, Eli & Co.- A global, research-based pharmaceutical corp.                     20,000      1,432,500

                       *Net. B@ nk, Inc.- Provider of banking services over the internet                    35,000      1,330,000

                        Omnicare Inc.- Provides professional pharmacy, related consulting, and data
                        management services                                                                 60,000        757,500

                        Rite Aid Corp.- Operates retail drugstores                                          75,000      1,846,875

                        Sonoco Products Co.- A leading U. S. producer of specialty paper and plastic
                        packaging components                                                                50,000      1,496,875

                        State Street Corp.- Commercial and investment bank                                  27,100      2,313,663

                        SBC Communications Inc.- Regional telephone company                                 40,700      2,360,600

                        Time Warner Inc.- A major entertainment and communications firm                     14,500      1,065,750

                        Warner-Lambert Co.- Drug and consumer products manufacturer                          7,000        485,625

                        Total Investments in United States Securities (Cost $23,283,345)                               25,063,550
                        ---------------------------------------------------------------------------------------------=============
                        Total Investments in Securities (Cost $63,248,862)                                             66,858,909
==================================================================================================================================
Other Assets, Less Liabilities 4.73%
==================================================================================================================================
Short-Term Investments  American General Finance Corp. 5.7% due 7/1/1999                              $    160,000        160,000

                        Prudential Funding Corp. 5 5 /8% due 7/1/1999                                    3,040,000      3,040,000

                        Total Short-Term Investments (Cost $3,200,000)                                                  3,200,000
                        ---------------------------------------------------------------------------------------------=============
Cash                                                                                                                      115,864
---------------------------------------------------------------------------------------------------------------------=============
Receivable for:         Securities sold                                                                                 4,284,535

                        Dividends and interest                                                                            139,154

                        Capital stock sold                                                                                 93,554

                        Total Other Assets                                                                              7,833,107
---------------------------------------------------------------------------------------------------------------------=============
Payable for:            Securities purchased                                                                            4,334,231

                        Capital stock reacquired                                                                           56,790

                        Other                                                                                             120,155

                        Total Liabilities                                                                               4,511,176
                        ---------------------------------------------------------------------------------------------=============
                        Total Other Assets, Less Liabilities                                                            3,321,931
====================================================================================================================================
Net Assets 100.00%                                                                                                    $70,180,840
====================================================================================================================================
                        Class A Shares- Net asset value ($ 65,292,246 ~ 5,426,302 shares outstanding)                      $12.03

                        Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)          $12.76

                        Class B Shares- Net asset value ($ 2,958,649 ~ 249,204 shares outstanding)                         $11.87

                        Class C Shares- Net asset value ($ 1,929,945 ~ 162,258 shares outstanding)                         $11.89

                       * Non-income producing security.
                        The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and unaudited.
                        See Notes to Financial Statements.

               Statements of Operations

                                                                                        Six Months Ended June 30, 1999
                                                                                     -----------------------------------
Investment Income                                                                       Equity Series     Income Series
-------------------------------------------------------------------------------------------------------------------------
Income         Dividends                                                              $       489,825      $         -

               Interest                                                                        31,860         4,193,878

               Foreign taxes withheld                                                           (861)                -

               Securities lending                                                                 -              15,346

               Total income                                                                   520,824         4,209,224
               ----------------------------------------------------------------------------------------------------------
Expenses       Management fee                                                                 277,072           298,963

               12b-1 distribution plan- Class A                                               105,879           169,015

               12b-1 distribution plan- Class B                                                14,092             8,439

               12b-1 distribution plan- Class C                                                 8,749            17,618

               12b-1 distribution plan- Class P                                                   -                 138

               Shareholder servicing                                                          198,241           118,322

               Reports to shareholders                                                         22,596            33,585

               Professional                                                                    19,029            29,454

               Registration                                                                    17,805            23,596

               Directors' fees                                                                  1,232             2,182

               Other                                                                           24,775             8,571

               Total expenses before reductions                                               689,470           709,883

               Expense reductions                                                             (9,053)            (9,386)

               Net expenses                                                                   680,417           700,497
               ----------------------------------------------------------------------------------------------------------
               Net investment income (loss)                                                 (159,593)         3,508,727
               ----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency transactions
=========================================================================================================================
Net realized gain (loss) from investment and foreign currency transactions                  2,331,127        (3,592,547)
=========================================================================================================================
Net change in unrealized appreciation of investments and foreign currency holdings        (3,893,071)        (9,495,803)
=========================================================================================================================
Net realized and unrealized loss on investment and foreign currency transactions          (1,561,944)       (13,088,350)
=========================================================================================================================
Net Decrease in Net Assets Resulting From Operations                                   $  (1,721,537)    $   (9,579,623)
=========================================================================================================================

               See Notes to Financial Statements.

               Statements of Changes in Net Assets

                                                                   Six Months Ended June 30, 1999    Year Ended December 31, 1998
                                                                  --------------------------------  --------------------------------
Increase (Decrease) in Net Assets                                  Equity Series   Income Series     Equity Series   Income Series
==================================================================================================  ================================
Operations     Net investment income (loss)                       $    (159,593)   $   3,508,727    $      19,866  $     8,862,091

               Net realized gain (loss) from
               investment and foreign currency transactions            2,331,127      (3,592,547)       5,196,409        2,030,984

               Net change in unrealized appreciation
               (depreciation) of investments and foreign
               currency holdings                                     (3,893,071)      (9,495,803)       1,745,245        2,496,490

               Net increase (decrease) in net assets
               resulting from operations                             (1,721,537)      (9,579,623)       6,961,520       13,389,565
               -----------------------------------------------------------------------------------  --------------------------------
Dividends and distributions to shareholders from:

               Net investment income- Class A                                -        (3,325,232)        (180,595)      (7,633,729)

               Net investment income- Class B                                -           (45,153)              -           (73,682)

               Net investment income- Class C                                -           (98,844)              -          (228,255)

               Net investment income- Class P                                -            (1,955)              -                -

               Net realized gain from investment and
               foreign currency transactions- Class A                        -                -        (4,907,820)              -

               Net realized gain from investment and
               foreign currency transactions- Class B                        -                -          (180,889)              -

               Net realized gain from investment and
               foreign currency transactions- Class C                        -                -          (115,737)              -

               Net realized gain from investment and
               foreign currency transactions- Class P                        -                -                -                -

               Total                                                         -        (3,471,184)      (5,385,041)      (7,935,666)
               -----------------------------------------------------------------------------------  --------------------------------
Capital share transactions:

               Net proceeds from sales of shares                      18,587,681       5,277,063       10,776,471        6,251,481

               Net asset value of shares issued in
               reinvestment of dividends and distributions                   -         2,191,797        5,194,218        5,089,826

               Total                                                  18,587,681       7,468,860       15,970,689       11,341,307
               -----------------------------------------------------------------------------------  --------------------------------
               Cost of shares reacquired                            (26,778,018)     (14,265,974)     (18,274,782)     (40,417,825)
               -----------------------------------------------------------------------------------  --------------------------------
               Increase (decrease) in net assets
               derived from capital share transactions               (8,190,337)      (6,797,114)      (2,304,093)     (29,076,518)
               -----------------------------------------------------------------------------------  --------------------------------
Decrease in net assets                                               (9,911,874)     (19,847,921)        (727,614)     (23,622,619)
--------------------------------------------------------------------------------------------------  --------------------------------
Net Assets     Beginning of period                                    80,092,714     125,162,310       80,820,328      148,784,929
               -----------------------------------------------------------------------------------  --------------------------------
               End of period +                                       $70,180,840    $105,314,389)  $   80,092,714     $125,162,310
               -----------------------------------------------------------------------------------  --------------------------------

+ Including undistributed (distributions in excess of) net investment income of $(280,698) and $1,149,994, respectively, as of June 30,1999 and
     $(121,105) and $1, 112,451, respectively, as of December 31, 1998.

     See Notes to Financial Statements.

Financial Highlights
INCOME SERIES

                                                                                                                     Class A Shares
                                                              ----------------------------------------------------------------------
                                                                 Six Months Ended
                                                                          June 30,                          Year Ended December 31,
Per Share Operating Performance:                               1999      1998         1997         1996        1995          1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $8.44        $8.09       $8.34        $8.58        $7.98       $9.02
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations

   Net investment income                                       .25(b)       .55(b)      .51(b)       .53          .77         .65

   Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                          (.91)         .30        (.18)        (.04)         .6138      (.9603)

   Total from investment operations                           (.66)         .85         .33          .49         1.3838      (.3103)
------------------------------------------------------------------------------------------------------------------------------------
Distributions

    Dividends from net investment income                      (.25)        (.50)       (.51)        (.61)        (.6613)     (.6035)

    Distributions to shareholders from paid-in-capital         --           --         (.07)         --           --         (.1262)

    Distributions from foreign currency transactions           --           --          --          (.12)        (.1225)         --

    Total distributions                                       (.25)        (.50)       (.58)        (.73)        (.7838)     (.7297)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $7.53        $8.44       $8.09        $8.34        $8.58       $7.98
------------------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                          (7.98)%(d)      10.79%       4.23%(c)     6.12%       17.86%      (3.40)%
====================================================================================================================================
Ratios to Average Net Assets:

      Expenses (e)                                        .59% (d)         1.18%       1.10%        1.04%        1.04%       1.02%

      Net investment income                               3.06% (d)        6.75%       6.29%        6.52%        7.60%       7.72%
====================================================================================================================================


                                                                 Class B Shares                  Class C Shares      Class P Shares
                                     ------------------------------------------  -----------------------------------   -------------
                                     Six Months      Year Ended                  Six Months   Year Ended
Per Share Operating                     Ended       December 31,      8/1/96 (c)   Ended      December 31,     7/15/96(c) 3/4/99 (c)
Performance:                           6/30/99     1998      1997   to 12/31/96   6/30/99     1998      1997  to 12/31/96 to 6/30/99
-------------------------------------------------------------------------------  ---------------------------------------  ----------
Net asset value, beginning
of period                              $8.44     $8.09      $8.34      $8.24       $8.44      $8.09     $8.34     $8.14     $7.91
-------------------------------------------------------------------------------  ---------------------------------------  ----------
Income from investment
operations

  Net investment income                  .23 (b)   .49(b)     .45(b)     .23        .22 (b)     .50(b)    .45(b)    .21      .24(b)

  Net realized and unrealized
  gain (loss) on investments
  and foreign currency transactions      (.92)     .30       (.18)       .22        (.90)       .29       (.18)     .37       (.53)

  Total from investment
  operations                            (.69)      .79        .27        .45        (.68)       .79        .27      .58       (.29)
-------------------------------------------------------------------------------  ---------------------------------------  ----------
Distributions

  Dividends from net
  investment income                     (.22)     (.44)  (.46)           (.23)       (.22)      (.44)      (.46)    (.26)      (.08)

  Distributions to shareholders
  from paid-in-capital                  -         -      (.06)            -           -          -         (.06)     -            -

  Distributions from foreign
  currency transactions                 -         -          -           (.12)         -          -          -     (.12)        -

  Total distributions                   (.22)     (.44)      (.52)       ( 35)      (.22)        (.44)     (.52)   (.38)       (.08)
-------------------------------------------------------------------------------  ---------------------------------------  ----------
Net asset value, end of period         $7.53     $8.44      $8.09      $8.34       $7.54      $8.44       $8.09    $8.34      $7.54
-------------------------------------------------------------------------------  ---------------------------------------  ----------
Total Return (a)                       (8.30)%(d)10.03%      3.49%      5.58%(d) (8.18)%(d)    10.03%     3.48%  7.43%(d)(3.78)%(d)
====================================================================================================================================
Ratios to Average Net Assets:

  Expenses (e)                           .95% (d) 1.87%      1.78%       .73% (d)    .93% (d)  1.85%      1.77%    .87%(d)   .64%(d)

  Net investment income                 2.84%(d)  6.01%      5.57%      2.11%(d)    2.69%(d)   6.08%      5.62%   2.69%(d)  3.05%(d)
====================================================================================================================================




                                      Six Months Ended                                                     Year Ended December 31,
Supplemental Data For All Classes:              6/30/99       1998            1997        1996         1995               1994
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                 $105,314     $125,162         $148,785    $202,494     $238,291          $249,490
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          190.72%      359.13%         616.63%     621.79%      1,073.69%         1,230.20%
------------------------------------------------------------------------------------------------------------------------------------

     (a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions. (b) Calculated using average shares outstanding during the period.
     (c) Commencement of offering respective Class shares.
     (d) Not annualized.
     (e) The ratios for 1997, 1998 and 1999 include expenses paid through an expense offset arrangement. See Notes to Financial Statements.

Financial Highlights
EQUITY SERIES

                                                                                                                     Class A Shares
                                                       -----------------------------------------------------------------------------
                                                        Six Months Ended June 30,                          Year Ended December 31,
Per Share Operating Performance:                                   1999       1998         1997     1996       1995         1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $12.29      $12.08       $12.55    $11.96    $11.55       $12.44

Income from investment operations

      Net investment income (loss)                                (.02)(b)      .01(b)       .07(b)    .07       .16          .10

      Net realized and unrealized gain (loss) on investments      (.24)        1.08          .90       .93       .90         (.1125)

      Total from investment operations                            (.26)        1.09          .97      1.00      1.06         (.0125)
------------------------------------------------------------------------------------------------------------------------------------
Distributions

      Dividends from net investment income                        -            (.03)         (.06)    (.07)     (.17)        (.10)

      Distributions to shareholders from net realized gains       -            (.85)         (1.11)   (.21)     (.48)        (.7775)

      Distributions from foreign currency transactions            -            -            (.27)     (.13)        -            -

      Total distributions                                         -            (.88)       (1.44)     (.41)     (.65)        (.8775)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $12.03       $12.29       $12.08     $12.55    $11.96       $11.55
------------------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                (2.12)% (d)    9.07%   7.99% (c)      8.37%     9.19%        (.09)%
====================================================================================================================================
Ratios to Average Net Assets:

      Expenses (e)                                           .89% (d)          1.66%        1.51%     1.52%     1.63%        1.56%

      Net investment income (loss)                           (.19)% (d)         .06%         .57%      .54%     1.31%         .79%
====================================================================================================================================


                                                                                   Class B Shares                    Class C Shares
                                          ------------------------------------------------------------------------------------------
                                          Six Months          Year Ended                 Six Months       Year Ended
                                              Ended          December 31,     8/1/96 (c)      Ended        December 31,  7/15/96 (c)
Per Share Operating Performance:            6/30/99       1998        1997   to 12/31/96    6/30/99       1998     1997  to 12/31/96
----------------------------------------------------------------------------------------  ------------------------------------------
Net asset value, beginning of period        $12.18       $12.03       $12.53    $12.30      $12.20      $12.05     $12.54    $12.31
----------------------------------------------------------------------------------------  -----------------------------------------
Income from investment operations

      Net investment income (loss)           (.06)(b)     (.09)(b)    (.02)(b) (.01)        (.06)(b)    (.09)(b)   (.01)(b)    -

      Net realized and unrealized gain
      on investments                         (.25)        1.09          .89       .58       (.25)       1.09         .90      .57

      Total from investment operations       (.31)        1.00          .87       .57       (.31)       1.00         .89     .57
----------------------------------------------------------------------------------------  -----------------------------------------
Distributions

      Dividends from net investment income     -          -              -          -         -            -          (.01)     -

      Distributions to shareholders from
      net realized gains                       -         (. 85)       (1.11)     (.21)       -          (.85)        (1.11)  (.21)

      Distributions from foreign currency
      transactions                             -          -             (.26)    (.13)       -           -         (.26)     (.13)

      Total distributions                      -         (.85)         (1.37)    (.34)        -           (.85)    (1.38)    (.34)
----------------------------------------------------------------------------------------  -----------------------------------------
Net asset value, end of period              $11.87       $12.18       $12.03    $12.53     $11.89     $12.20      $12.05   $12.54
----------------------------------------------------------------------------------------  -----------------------------------------
Total Return (a)                             (2.55)% (d)    8.37%      7.19%     4.56%(d)   (2.54)% (d) 8.35%      7.34%    4.64%(d)
====================================================================================================================================
Ratios to Average Net Assets:

      Expenses (e)                            1.24%(d)     2.37%        2.23%    .83%(d)   1.24% (d)    2.37%      2.14%   .83% (d)

      Net investment income (loss)           (.53)%(d)     (.70)%      (. 16)%   (.16)%(d)  (.54)% (d)  (. 69)%     (.06)% (.11)%(d)
====================================================================================================================================



                                    Six Months Ended                                                         Year Ended December 31,
Supplemental Data For All Classes:          6/30/99            1998             1997           1996           1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)             $70,181          $80,093          $80,820        $92,164        $84,731          $83,739
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      44.33%          89.48%           99.05%          81.97%         83.32%           75.39%
------------------------------------------------------------------------------------------------------------------------------------

     (a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

     (b)  Calculated using average shares outstanding during the period.

     (c)  Commencement of offering respective Class shares.

     (d)  Not annualized.

     (e) The ratios for 1997, 1998 and 1999 include expenses paid through an expense offset arrangement. See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies Lord Abbett Global Fund, Inc. (the "Company") is an open-end management investment company. The Company consists of two portfolios ("Series") - Lord Abbett Global Fund - Equity Series ("Equity Series") and Lord Abbett Global Fund - Income Series ("Income Series"). Equity Series is diversified as defined under the Investment Company Act of 1940. Income Series is non-diversified. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company: (a) Securities are valued as follows: Portfolio securities listed or admitted to trading privileges on any securities exchange are valued at the last sales price on the exchange on which such securities are traded, or, lacking any sales, at the latest price on the basis of current quotations from dealers, or from valuations furnished by an independent pricing service. Short-term securities are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value as determined under procedures approved by the Board of Directors. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required. (c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts on strips are accrued to maturity using the constant yield method. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. (d) The Company enters into forward currency contracts and currency option contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. A currency option contract gives you the right, but not the obligation, to purchase or sell a foreign currency at a fixed price during a specified period. The contracts are valued daily at current exchange rates or market values (currency option) and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investment and foreign currency holdings. The gain or loss, if any, arising from the difference between the settlement value of the forward contract (or the cost of the option) and the closing of such contracts, is included as net realized gain or loss from investment and foreign currency transactions. Risk may arise due to a change in the value of the foreign currency and as a result of the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the Fund's portfolio of investments and the U. S. dollar. (e) Net realized gains and losses from foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the differences between the amount of net investment income accrued and the U. S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities is not segregated in the Statements of Operations from the effect of changes in market prices of those securities.

2. Management Fee and Other Transactions With Affiliates The Company has a management agreement with Lord, Abbett & Co. (" Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolios. The management fee is based on average daily net assets for each month at the annual rate of .75% for the Equity Series and .50% for the Income Series. Lord Abbett has entered into a sub-investment management agreement with Fuji-Lord Abbett International, Ltd. (" Sub-Adviser"). Lord Abbett is a minority owner of the SubAdviser. The Sub-Adviser furnishes investment advisory services in connection with the management of the Equity Series' portfolio. Lord Abbett pays for the cost of the Sub-Adviser's services. Prior to June 15, 1998, the Sub-Adviser was Edinburgh Fund Managers PLC.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC (" Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.25% of the average daily net asset value of Class A shares, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0.10% of the average daily net asset value of Class A shares. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor
(1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares.

Distributor received the following commissions on sales of Class A shares of the Company after concessions were paid to authorized dealers:

                                        Lord Abbett           Dealers'
Series                                 Commissions         Concessions
--------------------------------------------------------------------------------
Equity                                      $8,787            $52,957
--------------------------------------------------------------------------------
Income                                      $4,404            $29,487
--------------------------------------------------------------------------------
Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions Dividends from net investment income are declared semiannually for Equity Series and daily for Income Series. Distributions from net realized gain from investment and foreign currency transactions are declared annually. At June 30, 1999, accumulated net realized capital gain (loss) for financial reporting purposes aggregated $2,331,127 and $(27, 491,633), respectively for Equity Series and Income Series. The Income Series had a capital loss carryforward as of December 31, 1998 of approximately $23,900,000, of which $18,770,000 expires in 2002, $4,450,000 expires in 2004 and $680,000 expires in
2005. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

4. Capital The Equity Series has authorized 500 million shares of $. 001 par value capital stock designated as follows: Class A- 445 million shares, Class B-15 million shares, Class C- 20 million shares and Class P- 20 million shares. The Income Series has authorized 500 million shares of $. 001 par value capital stock designated as follows: Class A- 430 million shares, Class B- 30 million shares, Class C- 20 million shares and Class P- 20 million shares. At June 30, 1999, paid-in-capital amounted to $64,520,364 for Equity Series and $139,323,278 for Income Series. Transactions in shares of capital stock were as follows:

Notes to   Financial Statements


                                                Six Months Ended June 30, 1999
                         -------------------------------------------------------
                                Equity Series             Income Series
Class A                    Shares       Amount        Shares       Amount
--------------------------------------------------------------------------------
Sales of shares          1,434,662 $  17,425,352      526,079 $   4,199,551
Shares issued to share-
holders in reinvestment
of dividends                    -             -       262,490     2,091,525
Total                    1,434,662    17,425,352      788,569     6,291,076
--------------------------------------------------------------------------------
Shares reacquired       (2,152,156)  (26,047,828)  (1,653,005)  (13,256,283)
Decrease                  (717,494) $ (8,622,476)    (864,436) $ (6,965,207)
--------------------------------------------------------------------------------

                                                 Year Ended December 31, 1998
                         -------------------------------------------------------
                                Equity Series             Income Series
Class A                    Shares       Amount        Shares       Amount
--------------------------------------------------------------------------------
Sales of shares             592,845 $   7,590,246      602,202 $   4,926,227
Shares issued to share-
holders in reinvestment of
dividends and distributions 400,239     4,901,021      591,975     4,867,562
Total                       993,084    12,491,267    1,194,177     9,793,789
--------------------------------------------------------------------------------
Shares reacquired        (1,361,881)  (17,229,837)  (4,630,821)  (37,899,665)
Decrease                   (368,797) $(4,738,570)   (3,436,644) $(28,105,876)

                                                Six Months Ended June 30, 1999
                         -------------------------------------------------------
                                Equity Series             Income Series
Class B                    Shares       Amount        Shares       Amount

Sales of shares             59,107      $693,768       76,137      $610,681
Shares issued to share-
holders in reinvestment
of dividends                    -             -         4,120        32,737
Total                       59,107      $693,768       80,257       643,418
--------------------------------------------------------------------------------
Shares reacquired          (38,292)     (450,923)     (27,711)     (220,242)
Increase                    20,815       242,845)      52,546      $423,176
--------------------------------------------------------------------------------

                                                 Year Ended December 31, 1998
                         -------------------------------------------------------
                                Equity Series             Income Series
Class B                    Shares       Amount        Shares       Amount
--------------------------------------------------------------------------------
Sales of shares            132,702    $1,674,377       88,582   $   729,022
Shares issued to share-
holders in reinvestment of
dividends and distributions 14,692       177,473        6,465        53,163
Total                      147,394     1,851,850       95,047       782,185
--------------------------------------------------------------------------------
Shares reacquired          (30,356)     (381,107)     (80,786)     (662,699)
Increase                   117,038    $1,470,743)      14,261   $   119,486
--------------------------------------------------------------------------------

                                                Six Months Ended June 30, 1999
                         -------------------------------------------------------
                                Equity Series             Income Series
Class C                    Shares       Amount        Shares       Amount
--------------------------------------------------------------------------------
Sales of shares             39,274      $468,561       35,549      $277,297
Shares issued to share-
holders in reinvestment
of dividends                    -             -         8,287        66,059
Total                       39,274      $468,561       43,836       343,356
--------------------------------------------------------------------------------
Shares reacquired          (23,601)     (279,267)     (96,352)     (766,605)
Increase (decrease)         15,673      $189,294)     (52,516)    $(423,249)
--------------------------------------------------------------------------------

                                                 Year Ended December 31, 1998
                         -------------------------------------------------------
                                Equity Series             Income Series
Class C                    Shares       Amount        Shares       Amount
--------------------------------------------------------------------------------
Sales of shares            120,481    $1,511,848       71,857 $     596,232
Shares issued to share-
holders in reinvestment of
dividends and distributions  9,564       115,724       20,597       169,101
--------------------------------------------------------------------------------
Total                      130,045     1,627,572       92,454       765,333
Shares reacquired          (51,938)     (663,838)    (227,122)   (1,855,461)
Increase (decrease)         78,107    $  963,734)    (134,668)  $(1,090,128)
--------------------------------------------------------------------------------

                                                                   3/4/99
                                                            (Commencement
                                                               of Offering
                                                           Class P Shares)
                                                               to 6/30/99
                                                    ----------------------------
                                                         Income Series
Class P                                              Shares      Amount
--------------------------------------------------------------------------------
Sales of shares                                      23,810      $189,534
Shares issued to share-
holders in reinvestment
of dividends                                            191         1,476
Total                                                24,001       191,010
--------------------------------------------------------------------------------
Shares reacquired                                    (2,922)      (22,844)
Increase                                             21,079      $168,166
--------------------------------------------------------------------------------

5. Purchases and Sales of Investments The Company may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by the Company. The loans are collateralized at all times by cash and/or U. S. Treasury securities in an amount at least equal to the market value of the securities loaned. As of June 30, 1999, the value of securities loaned for Income Series was $14,451,600. These loans were collateralized by cash of $15,030,000. Income from securities lending of $15,346 is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

During the six months ended June 30,1999, purchases and sales of investment securities, exclusive of short-term investments and foreign currency transactions, were $32,538,785 and $40,156,596, respectively, for the Equity Series and $241,398,843 and $245,742,045, respectively, for the Income Series. As of June 30, 1999, net unrealized appreciation (depreciation), unrealized appreciation and unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

                             Net Unrealized
                               Appreciation     Unrealized     Unrealized
Series                        (Depreciation)  Appreciation  (Depreciation)
--------------------------------------------------------------------------------
Equity                         $  3,610,047     $9,555,383   $(5,945,336)
Income                         $(7,605,791)   $    195,289   $(7,801,080)
--------------------------------------------------------------------------------
The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

At June 30,1999, the Income Series had outstanding forward currency contracts to sell and buy foreign currencies as follows:

                                   Value at
Foreign Currency            Settlement Date       Current      Unrealized
Sell Contracts                  Receivable          Value    Appreciation
--------------------------------------------------------------------------------
British Pounds,
expiring 9/13/99              $  3,231,800   $   3,157,034     $   74,766
--------------------------------------------------------------------------------
Euro Dollars,
expiring 10/19/99 to 2/29/00   $10,651,558     $10,496,811       $154,747
--------------------------------------------------------------------------------
Total                          $13,883,358     $13,653,845       $229,513
--------------------------------------------------------------------------------

                                   Value at
Foreign Currency            Settlement Date       Current      Unrealized
Buy Contracts                       Payable         Value   (Depreciation)
--------------------------------------------------------------------------------
Euro Dollars,
expiring 9/23/99                $5,497,000      $5,206,028     $(290,972)
--------------------------------------------------------------------------------

Notes
Notes to
              to Financial
                   Financial Statements
                                         Statements

6. Directors' Remuneration The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Directors' fees payable at June 30, 1999 under a deferred compensation plan, were approximately $51,279.

7.Expense Reduction The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Series' expenses.

8. Line of Credit The Equity Series, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility (" Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.06% per annum. There were no loans outstanding pursuant to this Facility at June 30, 1999, nor was the Facility utilized at any time during the period.


Our Management

Board of Directors
Robert S. Dow
William H. T. Bush* +
Robert B. Calhoun, Jr.*
E. Thayer Bigelow*
Stewart S. Dixon* +
John C. Jansing* +
C. Alan MacDonald*
Hansel B. Millican, Jr.*
Thomas J. Neff * +
* Outside Director
+ Audit Committee

Investment Manager and
Underwriter
Lord, Abbett & Co. and
Lord Abbett Distributor LLC

The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
212-848-1800

Sub-Adviser
Fuji-Lord Abbett International, Ltd.
7-11 Finsbury Circus
London EC2M7HJ England

Custodian
The Bank of New York
New York, NY

Transfer Agent
United Missouri Bank of
Kansas City, N. A.

Shareholder Servicing Agent
DST Systems, Inc.
P. O. Box 419100
Kansas City, MO 64141
800-821-5129

Auditors
Deloitte & Touche LLP
New York, NY

Counsel
Debevoise & Plimpton
New York, NY

Copyright (C)1999 by Lord Abbett Global Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Global Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning each Series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U. S. A.

                                 Investing in the
                                   Lord Abbett
                                 Family of Funds

 GROWTH
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    INCOME
---------------------------------------------------------------------------------------------------------------------------
 Aggressive       Growth Funds      Growth &         Balanced Fund  Income Funds           Tax-Free      Money
 Growth Fund                        Income Funds                                          Income Funds   Market Fund

 Developing       Research Fund -   Research Fund -  Balanced       World Bond-           National       U. S. Government
 Growth Fund*     Small-Cap Value   Large-Cap        Series***      Debenture Series      California     Securities Money
                  Series            Series                          Global Fund -         Connecticut    Market Fund ++
                  Alpha Series**    Growth &                        Income Series         Florida
                  International     Income Series                   High Yield Fund       Georgia
                  Series            Affiliated Fund                 Bond-Debenture        Hawaii
                  Mid-Cap                                           Fund                  Michigan
                  Value Fund                                        Limited Duration      Minnesota
                  Growth                                            U. S. Government      Missouri
                  Opportunities                                     Securities Series+    New Jersey
                  Fund                                              U. S. Government)     New York
                  Global Fund -                                     Securities Series+    Pennsylvania
                  Equity Series                                                           Texas
                                                                                          Washington



Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, including risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

Numbers to Keep Handy
For Shareholder Account or Statement
Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
Visit Our Web Site:
http://www.lordabbett.com

*** Lord Abbett Developing Growth Fund Class A, B and C will close to new investors on 9/30/99.

*** Lord Abbett Securities Trust - Alpha Series is a fund of funds investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust International Series.

*** Lord Abbett Balanced Series is a fund of funds investing in shares of certain other Lord Abbett funds.

+ An investment in this Fund is neither insured nor guaranteed by the U. S. Government.

++ An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain and has maintained its stable $1.00 price per share.

[LOGO]

Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
The GM Building   o 767 Fifth Avenue o  New York, NY   o    10153-0203

LAG-3-699
 (8/99)